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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 2, 2005

                        EDUCATION MANAGEMENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Pennsylvania                    000-21363              25-1119571
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

    210 Sixth Avenue, Pittsburgh, Pennsylvania                     15222
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 2, 2005, Education Management Corporation (the "Company") established new responsibilities for David J. Pauldine, Executive Vice President and President of The Art Institutes. Mr. Pauldine, who previously served as the Company's Chief Marketing Officer, will continue to focus on overseeing the admissions process for all the Company's schools and as President of the Company's Art Institute schools as well as assuming the additional duties of leading the Company's start-up team.

ITEM 7.01    REGULATION FD DISCLOSURE.

On March 7, 2005, the Company issued a press release announcing the new responsibilities for Mr. Pauldine as well as the hiring of Joe Charlson as Senior Vice President - Strategic Marketing. A copy of the press release is attached as Exhibit 99.1. The information (including Exhibits) that is being furnished pursuant to this Item 7.01 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  - FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         Exhibit 99.1 Press release dated March 7, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EDUCATION MANAGEMENT CORPORATION

                                            By:  /s/ ROBERT T. MCDOWELL
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                                                 Robert T. McDowell
                                                 Executive Vice President and
                                                 Chief Financial Officer
Dated:  March 7, 2005

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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press release March 7, 2005